LICENSING AGREEMENT

MEMORANDUM OF AGREEMENT MADE AT THE CITY OF MONTREAL, PROVINCE OF QUEBEC ON THE 26TH DAY OF APRIL 1999.


BY AND BETWEEN :    MARC DUFRESNE (1978) INC., a body politic and corporate duly incorporated according to law and having its Head Office and principal place of business in the city of Trois-Rivieres, at 5345 St-Joseph Street, Quebec G9A 5M4, herein represented by its president, Mr. Benoit Dufresne, duly authorized, as he so declares;

                    (hereinafter referred to as MARC DUFRESNE (1978) INC.)

AND : BIOMASSE INTERNATIONAL INC., a body politic and corporate duly incorporated according to law and having its principal place of business in the city of Trois-Rivieres, at 5345 St-Joseph Street, Quebec G9A 5M4, herein represented by its president, Mr. Benoit Dufresne, duly authorized, as he so declares;

                    (hereinafter referred to as Biomasse or Licensee)

                    ----------------------------------------------------



INTRODUCTION

WHEREAS MARC DUFRESNE (1978) INC. has developed and advanced a unique technology to process and dispose of the waste created by pulp and paper companies in an efficient and environmentally-friendly way (hereinafter referred to as the System), as more fully described in schedule A of the present Agreement;

WHEREAS MARC DUFRESNE (1978) INC. is the sole owner of all rights relating to the System;

WHEREAS in its efforts to market the System, it appeared to MARC DUFRESNE (1978) INC. that such a marketing should be made through a specific corporation other than MARC DUFRESNE (1978) INC.;

WHEREAS Biomasse can and is willing to market the System;

THIS AGREEMENT WITNESSETH THAT IN CONSIDERATION OF THE COVENANTS, AGREEMENTS, WARRANTIES AND PAYMENTS HEREIN SET OUT AND PROVIDED FOR, THE PARTIES HERETO RESPECTIVELY COVENANT AND AGREE AS FOLLOWS :

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0.00     INTERPRETATION

         0.01     Terminology

         Where used herein or in any amendments hereto, the following terms shall have the following meanings respectively :

         0.01.01  Agreement

         Agreement means the present agreement including its introduction and schedules and all future amendments to the agreement;

         0.01.02  Intellectual Property

         Intellectual property means acronyms, designs, brand marks, symbols, pictograms, slogans, signs, posters, plates, forms, stationery and others identification items, methods and techniques which are created, developed or used by the Licensee as owner, holder, author, registered user, authorized user or in any other qualification used in relation with the marketing of the System, copyrights, patents, industrial designs and trademark as well as all future such items which should be acquired in the future by MARC DUFRESNE (1978) INC. and/or the Licensee;

         0.01.03 Legal Representatives

         Legal representatives means for each party, depending upon its condition and structure, its executors, heirs, assignees or agents;

         0.01.04  Know-how

          Know-how means all technical informations, procedures, formulas, industrial secrets, technical uses, diagrams, designs, specifications, lists of materials, production guides and informations developed or used by MARC DUFRESNE (1978) INC. and/or the Licensee in relation to the System;

         0.01.05  Industrial Secrets

          Industrial secrets means any confidential informations normally not revealed by Mac Dufresne and/or Licensee to their competitors, any knowledge acquired by the Licensee in relation to the present licensing Agreement without which the System will be deprived of some of its originality, efficiency and/or exclusivity as well as any procedure not patented;

         0.01.06  Territory

          Territory means the world;

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0.02     Juridiction

         0.02.01  Subjection

         This Agreement, its interpretation, performance, application, validity and effects shall be subject to the applicable laws, in effect, in the Province of Quebec and in Canada, which partly or totally govern the scope of provisions herein contained;

         0.02.02  Presumption

         Any provision contained in the present Agreement which is not in conformity with the applicable laws shall be deemed null and void, insofar as such measure is prohibited by one of said laws. And so it shall be for any subordinate stipulation or bound to such disposition insofar as such measure or applicability depends on said disposition;

         0.02.03  Adaptation

         In any case where a provision shall violate an applicable law, it shall be interpreted, as the case may be, as a means of conforming to said applicable law, or failing to do so, in the most susceptible method in order to respect the intention of both parties without waiving the prescriptions of any applicable law that parties wish to respect;

         0.02.04  Continuation or Avoidance

         Where the present Agreement shall contain an interdict, all other provisions of said Agreement shall remain valid and biding upon the parties, unless the provision (s) contrary to an applicable law is
         (are) deemed essential to the adequate performance of the Agreement or to the stability of the respective provisions of the parties and where no compatible interpretation with any applicable law (s) may correct the deficiency, in which case the present Agreement shall be found null ab initio and the parties returned to their original and respective position, where possible, while taking into account the evolution of their respective position since the duration of the Agreement, in order to come to an equivalent adjournment, as case may be;

0.03     Priority

         The  present   Agreement  shall  constitute  the  total  and  integral
         understanding intervened between the parties, excluding any other document, contract or previous verbal promise or concomitance that may have taken place in the framework of the transactions having proceeded the final performance of the Agreement, that the parties declare inadmissible as an element susceptible to modify or hinder, in any way, one of the other provisions of the present Agreement;

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0.04     General

         0.04.01 Time of the Essence

         Time shall be the essence in this Agreement. In calculation of any time limit provided for in the present Agreement, the following rules should have effect :

         -     The first day is not taken into account but the last day is;

         - Non legal days are accounted for; but if the last day of the time limit is a non legal day, then the time limit ends on the next legal day;

         - When used in present Agreement, the term month refers to calendar months;

         If the Agreement refers to a precise date which is a non legal day, then the Agreement should be readed with that precise date referring to the next legal date;

         0.04.02 Concurrence

         All rights stipulated in the present Agreement are concurrent and not alternate. Any waiver of an agreed right by one or the other party, in favor of the other, shall not be interpreted as a waiver to any other right, herein accepted, unless the wording of a provision exceptionally indicates the necessity of such choice;

         0.04.03  American Funds

         All amounts referred to in the present Agreement shall be considered as American Funds;

         0.04.04 Gender and Number

         Where the understanding of the wording is required, the masculine expression shall also include feminine and vice versa; the same shall apply for a word expressing a number where singular shall also include plural and vice versa. Any sentence containing a versatility in the wording, shall be interpreted where the sense demands, in a way to accommodate the appropriate version of such word, with all the grammatical changes required in order to confer a logical meaning to the sentence concerned;

         0.04.05  Titles

         The titles used in the present Agreement have no real interpretative value - they serve as classification and identification elements of the constitutive provisions of the Agreement between the parties recorded in the instrument and, for this reason, they cannot influence the interpretation of a provision;

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1.0      LICENSE

         1.01 Conditional upon full respect by the Licensee of any and all of its obligations under the present Agreement, MARC DUFRESNE (1978) INC. grants to the Licensee an exclusive right to market worldwide System;

2.0      PRICE

         2.01 Shares

         The Licensee undertakes to issue to MARC DUFRESNE (1978) INC. FIVE HUNDRED EIGHTY EIGHT THOUSANDS (588 000) common shares class B, at $1.00 each share, based on 18% of Tripap's projected contract revenues (between Tripap inc. and Biomasse Pates et Papiers inc.);

         2.02     Royalties

                  The Licensee undertakes to pay to MARC DUFRESNE (1978) INC. continuous royalties in conformity with the terms specified in Schedule B;

3.0      REPRESENTATIONS AND WARRANTIES OF MARC DUFRESNE (1978) INC.

         MARC DUFRESNE (1978) INC. covenants, represents and warrants as follows and acknowledges that the Licensee is relying upon such covenants, representations and warranties to enter into the present Agreement :

         3.01     Status

         MARC DUFRESNE (1978) INC. has been duly incorporated and organized and is validly subsisting and in good standing according to Laws of Canada;

         3.02     Capacity

         MARC DUFRESNE (1978) INC. has the legal capacity to enter into the Agreement contemplated hereby and to fulfill all and any of its obligations under the present Agreement. The granting of the resent License is not subject to any restriction;

4.0      REPRESENTATIONS AND WARRANTIES OF THE LICENSEE

         The Licensee covenants, represents and warrants as follows and acknowledges that MARC DUFRESNE (1978) INC. is relying upon such covenants, representations and warranties to enter into the present Agreement :

         4.01     Status

         The Licensee has been duly incorporated and organized and is validly subsisting and in good standing according to the laws of Florida;

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         4.02     Capacity

         The Licensee has the legal capacity to enter into the Agreement contemplated hereby and to fulfill all and any of its obligations under the present Agreement. The granting of the resent License is not subject to any restriction;

5.0      COVENANTS OF MARC DUFRESNE (1978) INC.

         MARC DUFRESNE (1978) INC. covenants and agrees with the Licensee that :

         5.01     Exclusivity

         As long as the present Agreement is in effect, MARC DUFRESNE (1978) INC. will not grant to anybody else any license with respect to the System;

         5.02     Peaceful enjoyment

         Marc Dufresne (1978) inc. will deploy its best efforts so the Licensee can enjoy peacefully the rights granted to him under the present Agreement;

         5.03     Signings

         MARC DUFRESNE (1978) INC. undertakes to sign all and any documents necessary or useful to acknowledge and/or protect the rights granted to the Licensee under the present Agreement;

6.0      COVENANTS OF THE LICENSEE

         The Licensee covenants and agrees with MARC DUFRESNE (1978) INC. that :

         6.01     Best Efforts

         The Licensee undertakes to engage in great activity to market worldwide the System according to its projected use, in conformity with the terms of the present Agreement;

         6.02     Marketing Plan

         Within one hundred and twenty (120) days of the signing of the present Agreement, the Licensee undertakes to present to MARC DUFRESNE (1978) INC. a marketing plan which content will allow MARC DUFRESNE (1978) INC. to estimate the foreseen progress of the marketing of the System worldwide;

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         6.03     Quality Control

                  The Licensee undertakes to mandate a quality control agent chosen by MARC DUFRESNE (1978) INC. to inspect the operation of the System and to verify such operation with the standards to be set-up by MARC DUFRESNE (1978) INC. at its own discretion. The Licensee undertakes to fully respect such standards and to allow the quality control agent chosen by MARC DUFRESNE (1978) INC. to mark the products being part of the System with any seal of quality control;

         6.04     Departure from the System

                  The Licensee undertakes not to depart from any of the specifications of the System or amelioration to the System developed by MARC DUFRESNE (1978) INC. or from any eventual patents in respect of the System without having previously obtained a written consent of MARC DUFRESNE (1978) INC. to this effect;

         6.05     Inspection

                  The Licensee undertakes to give to any representative of MARC DUFRESNE (1978) INC. and its quality control agent full access to all business places incorporating the System during normal business hours (if the authorization can be obtained from the owner of the installation) in order to allow MARC DUFRESNE
                  (1978) INC. and/or its quality control agent to satisfy themselves of the full respect by the Licensee of all and any of its obligations under the present Agreement;

         6.06     Modifications

                  The Licensee undertakes to inform MARC DUFRESNE (1978) INC.of any modifications to any component of the System;

         6.07     Improvements

                  6.07.01  Notice

                  The Licensee  undertakes  to notice by writing  MARC  DUFRESNE
                  (1978) INC. of all and any improvement to the System, patentable or not, being developed by an employee of the Licensee of which the Licensee becomes aware of during the course of the Agreement.

                  As well, MARC DUFRESNE (1978) INC. undertakes to notice by writing the Licensee of all and any improvement to the System, being developed by any employee of MARC DUFRESNE
                  (1978) INC. of which MARC DUFRESNE (1978) INC. becomes aware of during the course of the present Agreement;

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                  6.07.02  Inclusion of Improvements

                  The Licensee undertakes, upon written request by MARC DUFRESNE
                  (1978) INC., to cede and transfer to MARC DUFRESNE (1978) INC. or its quality control agent, as indicated by MARC DUFRESNE
                  (1978) INC., any improvement to the System made by or know by the Licensee during the course of the present Agreement and the Licensee undertakes to transfer to MARC DUFRESNE (1978) INC. or its quality control agent, as indicated by MARC DUFRESNE (1978) INC., all the necessary or useful documentation to allow the property of such improvement to be vested into MARC DUFRESNE (1978) INC.;

                  6.07.03  Application for Patent

                  The decision to file for any patent in respect of the System will be at the sole discretion of the Licensee;

                  6.07.04  Employees

                  Within ninety (90) days following the signing of the present Agreement, the Licensee undertakes to obtain from its employees a written cession of any future right to all and any improvement to the System, developed by any of them in the course of the present Agreement. A similar undertaking should be obtained by the Licensee from any new employee at his time of hiring.

     6.08     Confidentiality

              The Licensee hereby acknowledges that all information or knowledge relating to the System is confidential and a trade secret of MARC DUFRESNE (1978) INC. The Licensee hereby acknowledges that the non-authorized divulgation of such information and/or knowledge can cause serious harm to MARC DUFRESNE (1978) INC. Therefore, the Licensee covenants and agrees with Marc Dufresne inc, the following :

              a) The  Licensee  will use its best  efforts to protect the trade secret relating to the System against any non-authorized third party;

              b) The  Licensee  will use its best  efforts to make sure all and any of its employees act in accordance with its obligation under sub-paragraph a) hereinabove;

              c) The Licensee undertakes to obtain the previous written consent of MARC DUFRESNE (1978) INC. before divulging any trade secret relating to the System to any third party and only if such divulgation  is necessary for the  fulfillment of the Licensee's obligations  under the  present  Agreement
                 and if the said third party  has   previously   agreed  to  the
                 same   confidentiality obligations as specified in the present
                 section. Furthermore, the Licensee   covenants   and  agrees
                 to  keep   confidential   the description of the System, if the
                 said description or any part of it is not patented, as much as any other information permitting or facilitating the marking of elements of the Systems or the use for such elements;

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     6.09     Book-keeping

              The Licensee undertakes to maintain complete and detailed account books and ledgers, to keep a full, precise and detailed accounting and to keep in these accounting books all pertinent information relating to plans where the System will be installed and serviced by the Licensee. Furthermore, the Licensee grants to the representatives designed by Marc Dufresne inc. the right to inspect and audit these books, ledgers and other documents, at any time during normal business hours, for the and other documents, at any time during normal business hours, for the full length of the present Agreement and for one (1) more year thereafter;

     6.10     Financial Reports

              The Licensee undertakes to supply MARC DUFRESNE (1978) INC., starting with the first payment of royalties due according to
              Section 2.01 of the present Agreement, a financial report in the form specified in Schedule C, including all pertinent information to determine the amount of royalties due to MARC DUFRESNE (1978) INC. according to such Section 2.01 of the present Agreement. These reports will have to be signed by the Directors of the Licensee and audited by the auditors of the Licensee and certified by them to MARC DUFRESNE (1978) INC. as accurate;

     6.11     Signings

              The Licensee undertakes to sign all and any documents necessary or useful to acknowledge and/or protect the rights granted to MARC DUFRESNE (1978) INC. under the present Agreement;

7.0      SPECIAL PROVISIONS

         7.01     Protection of the System

                  The  Licensee  undertakes  to promptly  notice  MARC  DUFRESNE
                  (1978) INC., upon being informed of it, of any infringement or violation of all and any present or future patents relating to the System or all any technology relating to the System. MARC DUFRESNE (1978) INC. and the Licensee covenant and agree, in such and eventuality, to consult each other in order to determine a proper way of action. If both parties then agree to initiate judicial proceedings, then the Licensee will be responsible, at his own expenses, to take and carry such judicial proceedings.

                  If one of the two parties is of opinion not to initiate judicial proceedings at his own expenses, MARC DUFRESNE (1978) INC. then having always a recourse against the Licensee for reimbursement of costs and/or damages incurred or sustained directly or indirectly. The mechanism provided for under the present section will be applicable up to the Court of last resort.

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                  In the case of any action or other legal  proceedings  against the Licensee based upon the fact that the operation of the System is an infringement of a patent or industrial design owned by a third party, the Licensee undertakes to notice promptly MARC DUFRESNE (1978) INC. of such action or legal proceedings and to promptly transmit to MARC DUFRESNE (1978) INC. all related documents given or served to the Licensee. The Licensee covenants and agrees to closely and fully collaborate with MARC DUFRESNE (1978) INC. in challenging such court action or legal proceedings, including without limiting the generality of the previous undertaking, to make available promptly to MARC DUFRESNE (1978) INC. all and any files, information, samples and other pertinent elements.

                  Subject to the following requirements, MARC DUFRESNE (1978) INC. undertakes to take side with the Licensee in all and any such court action or legal proceedings.

                  The Licensee covenants and agrees that no out of court settlement will be entered into without previous written consent of MARC DUFRESNE (1978) INC.

                  All and any compensation paid in relation to these court or other legal proceedings will have to be deposited into a trust account managed jointly by a legal representative to each of MARC DUFRESNE (1978) INC. and the Licensee and will be apportioned between MARC DUFRESNE (1978) INC. and the Licensee after reimbursement of the related legal fees and costs which have to be paid by the Licensee.

           7.02   Force majeure

                  Neither party hereto shall be liable for, failure to perform its obligations hereunder for reasons beyond its reasonable control including, without limitation, acts of God or the common enemy, the elements, earthquake, floods, fires, riots, strikes, lockouts and work stoppages;

           7.03   Parties relation

                  Nothing in the present Agreement should be interpreted has creating between MARC DUFRESNE (1978) INC. and the Licensee a principal-agent relationship, a partnership, an employer-employee relationship or making the Licensee or MARC DUFRESNE (1978) INC. a legal representative of the other party. Furthermore, the Licensee has no legal power to enter into legal agreement on the behalf of MARC DUFRESNE (1978) INC.

                  The parties acknowledge that they act as independent contractors and each of them is free to run its own business as he sees fit to in respect of the terms of the present Agreement;

          7.04    Non assignment

                  The Licensee may not assign this Agreement on any of its rights and obligations hereunder without the prior written consent of MARC DUFRESNE (1978) INC.. all and any of such

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                  assignment in breach the present  Section is null and void and non opposable to the other party;

          7.05    No warranty

                  The Licensee acknowledges that MARC DUFRESNE (1978) INC. and/or its employees and/or its legal representatives are making no representation nor giving no warranty, even the usual implicit commercial warranty of good value and/or suitability to the Licensee in respect to the System;

          7.06    Limit of liability

                  The  parties  hereby  covenant  and agree  that MARC  DUFRESNE
                  (1978) INC. cannot be held responsible for any damage sustained by the Licensee or any third party in relation with the operation of the System. Furthermore the Licensee undertakes to promptly indemnize MARC DUFRESNE (1978) INC. for any claim against MARC DUFRESNE (1978) INC. in relation with the license granted by the present Agreement or the operation of the System;

8.0      GENERAL PROVISIONS

          8.01    Schedules

                  All the Schedules to the present Agreement initialed by the parties for identification are one integral part of the present Agreement;

          8.02    Arbitration

                  Any claim arising from the present Agreement which is challenged, any controversy or dispute regarding the execution of the present Agreement, including its annulment, as well as any dispute with regard to the interpretation or application of the present Agreement must be submitted to arbitration to the exclusion of the courts, the whole in accordance with the procedure hereinafter established.
                  Any party to the present Agreement wishing to submit a claim, conflict, dispute or disagreement to arbitration must forward to the other party a written notice (hereinafter referred to as Notice to Arbitrate), containing the following items :

                  a) a  reasonably  detailed  description  of the claim,
                     conflict, dispute or disagreement to be submitted to arbitration;

                  b) the name, address and profession of the person proposed to act as either a sole arbitrator or on a board of three (3) arbitrators; the other party must, within a delay of ten (10) days as of the receipt of the Notice to Arbitrate, forward to the plaintiff party a notice confirming the choice of the proposed arbitrator or the name, address and profession of the person proposed as the second arbitrator. In the event of the default by the other party to contest in writing the choice of the proposed arbitrator within the prescribed delay, such other party shall be deemed to have accepted the proposed arbitrator who shall act alone;

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                  If a second  arbitrator has been nominated in accordance  with
                  the  proceeding   provisions,   the  two  (2)  arbitrators  so
                  nominated must, within ten (10) days of the nomination of the second arbitrator, proceed with the nomination of the third arbitrator. In the event of the default by the two (2) first
                  arbitrators  to  choose  the  third   arbitrator   within  the
                  prescribed delay, or should the two (2) first arbitrators fail to concur on the choice of the third arbitrator within the prescribed delay, the appointment of the third arbitrator shall be referred to and made by a court of competent jurisdiction upon the motion of the more diligent party;

                  The date of hearing of the parties in dispute must be held twenty (20) days following the receipt of the Notice to Arbitrate (if the appointment of a second arbitrator has not been made in accordance with the preceding provisions), or within ten (10) days of the appointment of the third arbitrator, as the case may be. The award of the arbitrator or board of arbitrators must be rendered in writing and served to the parties within fifteen (15) days following the hearing of the parties. Any such award which is rendered shall be final and without appeal, and shall become executory as a judgment against the parties upon homologation;

                  The parties to these presents agree that the provisions presently in effect in the Code of Civil Procedure of Quebec, shall receive suppletive application to any arbitration proceeding undertaken of held by virtue of the present
                  division.   In  the  event  of  a  contradiction   within  the
                  provisions of the present division and the provision of the aforementioned sections of the Code of Civil Procedure of Quebec, the provisions of the present division shall have precedence;

          8.03    Notice

                  Any notice required under the present Agreement shall be in writing and shall be delivered by a communication mode permitting to the sending party to prove its delivery to the addressee at the address hereby mentioned at the beginning of this Agreement. Any party hereto may change its address for service by written notice given as aforesaid;

          8.04    Amendment

                  No amendment of this Agreement shall be binding unless expressly provided in an instrument duly executes by parties hereto;

          8.05    Non-Renunciation

                  The silence on the part of one party or its negligence or tardiness in exercising a right or recourse which has been granted or made available to it by virtue on the present Agreement shall never be interpreted or held against such party as a renunciation to any right or recourse;

9.0      TERMINATION AND EXPIRY

         9.01 MARC DUFRESNE (1978) INC. shall have right to terminate this Agreement :

         a)         if the Licensee fails to pay in due time an amount due under
                    Section 2.0 of the present Agreement and fails to remedy such default within five (5) days of the sending of a written notice by MARC DUFRESNE (1978) INC. to the Licensee asking to do so;

         b) for breach or default of any of its provisions by the Licensee if the Licensee fails to remedy such breach or default within thirty (30) days after MARC DUFRESNE (1978) INC. has given the Licensee a written notice specifying the nature of such breach or default, and;

         c) if proceedings for the voluntary winding up or liquidation of the Licensee are commenced or if bankruptcy, insolvency or other similar proceedings for such purposes brought by another are commenced against the Licensee (unless such proceedings are part of a scheme for reconstruction in such manner that the company resulting, if a different legal entity, shall effectively agree to be bound by or assume the obligations of this Agreement) or if a trustee, manager or receiver be appointed to the whole or part of the assets of the Licensee;

          9.02      Obligations

                  Notwithstanding  the  termination  and  expiry of the  present
                  Agreement, the Licensee should continue to be bound by the dispositions of Section 6.08 of the present Agreement;

10.0     TERM

         This Agreement will be effective as of the date of execution by the parties and shall continue in full force and effect for a period of fifteen (15) years thereafter, and renewable at the sole option of the Licensee, by written notice given to MARC DUFRESNE (1978) INC., at the latest one (1) month before the expiration date of the first fifteen
         (15) years term, for another period of fifteen (15) years under the same terms and conditions then those the present Agreement;

11.0     SUCESSORS IN INTEREST

         This Agreement and the provisions hereof shall ensure to the benefit of and be binding upon the parties and their respective successors and assigns;

12.0     LANGUAGE

         The parties have required that this Agreement and all contracts, documents or notices relating thereto be in the English language; les parties ont exige que cette convention et tout contrat, document ou avis afferents soient en langue anglaise.


IN WITHNESS WHEREOF, the parties have executed this Agreement on the dates and at the places hereinafter mentioned.

                                       MARC DUFRESNE (1978) INC.



                                       --------------------------------------
                                       BY : SIMON DUFRESNE, president



                                       BIOMASSE INTERNATIONAL INC.



                                        --------------------------------------
                                        BY : BENOIT DUFRESNE, president

                                 SCHEDULE A

The schedule A includes the Cahier de Charge of the System. The <<Cahier de charge>> is the system's development planification document.

                                 SCHEDULE B


                   Methods of payment of continuous royalties



The royalties of an amount of  :

1 % for the first year

2 % for the second year

3 % for the third year

4 % for the fourth year

5 % for the fifth year and after, if applicable

of the sale price (before any deduction or discount) if any and sales made by the Licensee should be payable to MARC DUFRESNE (1978) INC. by the Licensee for each quarterly period of a calendar year of the Licensee within forty-five (45) days of the end of such quarterly period together with a certificate of the president or the vice-president finance of the Licensee certifying as to accuracy and method of calculating the amount of such payment, which is based on the invoicing of the Licensee.

                                 SCHEDULE C

                                Financial report

                              PROTOCOL OF AGREEMENT


BETWEEN: MARC DUFRESNE (1978) INC., corporation legally constituted with the head office located in 5345 St. Joseph at
                    Trois-Rivieres   ouest.   Province   of  Quebec  (G9A  5M4),
                    represented by Simon DUFRESNE and Benoit DUFRESNE, respectively President and Secretary, duly authorized to act for present purposes, such as they state.

                    (hereafter called MDI)

AND: BIOMASSE INTERNATIONAL INC. corporation legally constituted and located at 721 SE 17 Street, Ft Lauderdale, FL 33316 and represented by Abdel Jabbar ABOUELOUFA, vice president - strategic affairs, duly authorized to act for present purposes, such as he states.

                    (hereafter called BIOMASSE)

                    ----------------------------------------------

WHEREAS parties have terminated the convention of license and this, by virtue of protocol of agreement signed 26 February 1999.

WHEREAS MDI has been committed to transfer the intellectual property of the system of sludge recovery used of pulp and paper to BIOMASSE;

CONSEQUENTLY, THE PARTIES AGREE TO THE FOLLOWING:

1. Presently, MDI transferring to BIOMASSE all intellectual property rights connected to the system of biomasse, the whole such that described in the cost notebook joined in annex in the previous signed license convention between the parties the 26 of April 1999,

2. MDI and their administrators hold responsibility on the reliability of the technical and scientific data stated in the said cost notebook. Thus, all expenses that will be committed by BIOMASSE to put to day this data or to modify them so as to render the system exploitable will be to the cost of MDI that are committed to benefit them on simple presentation of invoices, if need be,

3. The parties presently commit themselves to signing any other documents or conventions necessary to exhibit the rights of BIOMASSE and to do this, on simple demands of the latter,

IN FAITH, THE PARTIES HAVE SIGNED THE PRESENT AGGREEMENT AT TROIS-RIVIERES OUEST THE 29TH OF NOVEMBER 1999.


                                         MARC DUFRESNE (1978) INC.



                                             ------------------------------
                                         By: SIMON DUFRESNE, president



                                             ------------------------------
                                         By: BENOIT DUFRESNE, secretary



                                         BIOMASSE INTERNATIONAL, INC.



                                             ------------------------------
                                         BY: ABDEL JABBAR ABOUELOUFA
                                             Vice-president - strategic affairs

                              PROTOCOL OF AGREEMENT


BETWEEN: MARC DUFRESNE (1978) INC., corporation legally constituted with the head office located in 5345 St. Joseph at
                    Trois-Rivieres   ouest.   Province   of  Quebec  (G9A  5M4),
                    represented by Simon DDFRESNE and Benoit DUFRESNE, respectively President and Secretary, duly authorized to act for present purposes, such as they state.

                    (hereafter called MDI)

AND: Abdel Jabbar ABOUELOUFA and Jean GAGNON for and to the name of a corporation to be constituted by the Laws of Florida under the social denomination of Biomasse International,
                    Inc:

                    (hereafter called BIOMASSE)

                    ----------------------------------------------

THE PARTIES STATE THE FOLLOWING:

1.       MDI desires to be implied in the corporation BIOMASSE as a shareholder.

2. MDI presently declares, in good financial situation and gives their consent to have good faith relative to the future relations between them and BIOMASSE.

3. BIOMASSE gives their consent to have business affairs with MDI with the following conditions.


THE PARTIES AGREE ON THE FOLLOWING:

4. MDI agrees to act in good faith in the project of BIOMASSE and to subscribe to ordinary shares of category B of BIOMASSE represented between 50% and 51% of the controlling block

         If the case occurs where MDI feels financial difficulties that could harm the projects of BIOMASSE, to the supply, to the research and development, to the subcontractor, to the technical endorsement, etc, then MDI and its administrators are committed to inform BIOMASSE in writing. This last, on reception of the notice of MDI will be able, to its whole discretion, to proceed to the repurchase of shares of MDI with counterparts of a sum of 0.001 $ U.S. per share;

5. MDI will grant to BIOMASSE a marketing license of its recovery system of used sludge of pulp and paper. This license will be granted in counterpart of actions of the BIOMASSE and royalties. The payment of shares will represent 2 to 3 times the sums invested by MDI in the project;

6. If the case occurs where MDI transmits the notice anticipated from paragraph 4 above, then the convention of license that will be signed between parts will become null and non applicable. However, shares emitted in payment of the license will be preserved by MDI in payment of the intellectual property transfer on simple demands of BIOMASSE.

7. Presently, the parties declare to act in good faith and in the best interest of each other;

8. Presently, the parties commit themselves to sign all useful or necessary documents as to give effect to commitments contained to the present protocol of agreement

9. The silence of one party, their negligence or their delay to exert a right or a recourse that it consented by virtue the present protocol, is never to be interpreted against the such party as a renunciation to its rights and recourse, so and as long as the prescription - conventional or legal - predicted for the exercise of a such right or recourse is not expired;

10.      This  contract  links  parties  to  the  present,   as  well  as  their
         successors, heirs, administrator, having cause and other respective legal representatives, and is concluded for their benefit.

IN FAITH, THE PARTIES HAVE SIGNED AT TROIS-RIVIERES OUEST, THE 26TH OF FEBRUARY 1999.

                                                MARC DUFRESNE (1978) Inc.



                                                -------------------------------
                                                Par: Simon Dufresne, President



                                                -------------------------------
                                                Abdel Jabbar Aboueloufa
                                                Et Jean Gagnon, pour et au nom
                                                D'une corporation a etre
                                                Constituee en vertu des Lois
                                                de la Floride sous la
                                                denomination de
                                                BIOMASSE INTERNATIONAL INC.

                                  INTERVENTION

The present protocol of agreement is intervened Mr. Simon DUFRESNE and Benoit DUFRESNE as administrator of the company MARC DUFRESNE (1978) Inc. These last declare to have taken knowledge on the protocol of agreement, declare they are satisfied and are committed to respect all and each dispositions that there mentioned.



                                                 -------------------------------
                                                 Simon Dufresne




                                                 -------------------------------
                                                 Benoit Dufresne